Exhibit (10)(a)(3)

SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of August 29, 2003, among ALLTEL CORPORATION, a Delaware corporation (the "Company"), the BANKS (hereinafter defined), the CO-SYNDICATION AGENTS (hereinafter defined), and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined) for the Banks.

R E C I T A L S

A.     The Company entered into the Amended and Restated Credit Agreement dated as of June 28, 2001 (as heretofore amended or modified, the "Agreement"), with certain Banks (herein so called), certain Co-Syndication Agents (herein so called), and Bank of America, N.A., as Administrative Agent (herein so called) for the Banks, providing for revolving credit loans and competitive bid loans in the aggregate principal amount of up to $1,000,000,000. Unless otherwise indicated herein, all capitalized terms used herein shall have the meaning set forth in the Agreement and all Section references herein are to sections in the Agreement.

B.     Immediately prior to the effectiveness of this Amendment, the Commitment of National City Bank has been transferred to, and assumed by, Bank One, NA.

C.     The Company has requested that the Agreement be amended to extend to October 1, 2005 the Commitment assumed by Bank One, NA. The Banks have agreed to amend the Agreement as set forth herein.

In consideration of the foregoing and the mutual covenants contained herein, the Company, the Banks, the Co-Syndication Agents, and the Administrative Agent agree as follows:

1.      Amendments.

  The second recital of the Agreement is amended to read in its entirety as follows:

    WHEREAS, the Total Commitments equal $1,000,000,000 as of the Restatement Effective Date;

b.    Section 1.1(b) is amended to read in its entirety as follows:

(b)         The Termination Date of the Commitment of each Bank has been extended to, and is now, October 1, 2005.

2.    Representations.     As a material inducement to the Banks and the Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Banks and the Administrative Agent that (a) the Company has all requisite corporate authority and power to execute, deliver, and perform its obligations under this Amendment, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no Governmental Approvals, and do not violate its certificate of incorporation or its bylaws or the Agreement, (b) upon execution and delivery

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by the Company, the Administrative Agent, and the Required Banks, this Amendment will constitute the legal and binding obligation of the Company, enforceable against it in accordance with this Amendment's terms, except that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally, and (c) no Default or Event of Default has occurred and is continuing.

3.    Conditions Precedent to Effectiveness.    This Amendment shall not become effective unless and until the Administrative Agent receives counterparts of this Amendment executed by the Company, Bank One, NA, the Required Banks, and the Administrative Agent.

4.    Expenses.    The Company shall pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

5.    Miscellaneous.    Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment, the Agreement, as amended by this Amendment, and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (g) except as provided in this Amendment, the Agreement, the Notes, and the other Loan Documents are unchanged and are ratified and confirmed.

6.    Parties.    This Amendment binds and inures to the benefit of the Company, the Administrative Agent, the Banks and their respective successors and assigns, subject to Section 9.7.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

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Signature Page to that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2003, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

ATTEST: By: /s/ Scott Settelmyer Title: Treasurer [Corporate Seal]	ALLTEL CORPORATION, as the Company By: /s/ Scott T. Ford Name: Scott T. Ford Title: President & CEO

Signature Page to that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2003, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

BANK OF AMERICA, N.A., in its capacity as Administrative Agent and in its individual capacity as a Bank

By:	/s/ Todd Shipley
Name: Todd Shipley
Title: Managing Director

Signature Page to that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2003, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

BANK ONE, NA, in its individual capacity as a Bank

By:	/s/ Matthew J. Reilly
Name: Matthew J. Reilly
Title: Director

Signature Page to that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2003, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

CITIBANK, N.A., in its capacity as a Co-Syndication Agent and in its individual capacity as a Bank

By:	/s/ Charles Foster
Name: Charles Foster
Title: Managing Director

Signature Page to that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2003, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

MERRILL LYNCH BANK USA, in its individual capacity as a Bank

By:	/s/ Louis Alder
Name: Louis Alder
Title: Vice President

Signature Page to that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2003, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

PNC BANK, NATIONAL ASSOCIATION, in its individual capacity as a Bank

By:	/s/ Philip K. Liebscher
Name: Philip K. Liebscher
Title: Vice President

Signature Page to that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2003, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

UNION BANK OF CALIFORNIA, N.A., in its individual capacity as a Bank

By:	/s/ Richard Vian
Name: Richard Vian
Title: Assistant Vice President

Signature Page to that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2003, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

WACHOVIA BANK, NATIONAL ASSOCIATION, f/k/a FIRST UNION NATIONAL BANK, in its individual capacity as a Bank

By:	/s/ Mark L. Cook
Name: Mark L. Cook
Title: Director